UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2010

TERRESTAR CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33546	93-0976127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12010 Sunset Hills Road
Reston, VA	20190
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  703-483-7800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry Into a Material Definitive Agreement

Commitment Letter

On October 19, 2010, TerreStar Corporation (the “Company”) obtained a commitment from Highland Capital Management, L.P. (“Highland”), Solus Alternative Asset Management LP and Harbinger Capital Partners LLC (“Lenders”) to provide the Company with a non-amortizing multiple draw term loan facility in the principal amount of $1,250,000 (the “TSC Term Loan”).  The TSC Term Loan will be used for (i) operating expenses incurred in the ordinary course of business of the TSC Loan Parties (as defined below) i, (ii) certain other costs and expenses related to the TSC Term Loan, (iii) payment of fees and expenses of the lenders and (iv) other costs and expenses approved by the lenders.

The principal outstanding under the TSC Term Loan will bear interest at a rate of 12.5% per annum payable in cash.  After the occurrence and during the continuance of an event of default under the TSC Term Loan, the interest rate will increase by 2.00% per annum.  The Company will pay the Lender a commitment fee of 5.00% of the maximum amount of the aggregate commitments under the TSC Term Loan.

The Company’s obligations under the TSC Term Loan will be guaranteed by TerreStar Holdings Inc. (together with the Company, the “TSC Loan Parties”) and will be secured by a perfected security interest and lien on all of the Loan Parties’ assets.

All obligations under the TSC Term Loan will be due and payable on the earliest of (i) 75 days after the closing date, (ii) the time either of the Loan Parties enters into an agreement regarding financing for one or both of the Loan Parties, and (iii) the date either of the Loan Parties files a Chapter 11 petition or commences any similar insolvency proceeding (the “Termination Date”).

The Lenders’ commitment to provide the TSC Term Loan is subject to certain conditions, including without limitation, the delivery and execution of definitive legal documentation in form and substance reasonably satisfactory to each of the Lenders.  From and after the Closing Date and until the Termination Date, absent an event of default under the TSC Term Loan, the Lenders shall forbear from exercising rights and remedies under the certificates of designations of any preferred stock of the Company, including the right to appoint or elect  members of the Company’s Board of Directors.

Tolling Agreement

In connection with the Loan Commitment, on October 15, 2010, TerreStar Corporation entered into an agreement with James D. Dondero, Highland Capital Management, L.P. (“Highland”) and affiliates (the “Agreement”), for the tolling of certain claims and the dismissal, without prejudice, of three pending lawsuits. Pursuant to the agreement, Highland and its affiliates have dismissed two suits against TerreStar, which were pending in Texas state district court and the Delaware Court of Chancery and involve Highland’s purchase and ownership of TerreStar’s Series A Preferred Stock, and TerreStar has dismissed its suit against Mr. Dondero, also pending in Texas state district court, concerning Mr. Dondero’s actions during his former service as a member of the Board of Directors of Motient Corporation, as TerreStar was formerly known.   Among other provisions, the parties agreed that in the event any of the suits are refiled, the running of statutes of limitation, laches, and other time limitations are tolled during the term of the agreement.

Item 3.01.             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 20, 2010, the Company received notice from The NASDAQ Listing Qualifications Staff (the “Staff”) stating that the Staff has determined that the Company’s securities will be delisted from The NASDAQ Stock Market LLC (the “NASDAQ”). The decision was reached by the Staff under NASDAQ Listing Rules 5101, 5110(b) and IM-5101-1 following the Company’s announcement on October 19, 2010 that TerreStar Networks Inc., a majority-owned subsidiary of the Company, and certain of its affiliates filed for voluntary reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Company does not plan to appeal the Staff’s determination to delist the Company common stock. Accordingly, trading of the Company’s common stock will be suspended at the opening of business on October 29, 2010, and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on the NASDAQ.

After the Company’s common stock is delisted by NASDAQ, it may trade on the OTC Bulletin Board (“OTC BB”) or the Pink OTC Markets Inc. (the “Pink Sheets”), but only if at least one market maker decides to quote the Company’s common stock. There is no assurance that any market maker will decide to quote the Company’s common stock immediately following delisting by NASDAQ or at all, and thus there is no assurance that the Company’s common stock will be eligible to trade on the OTC BB or the Pink Sheets.

Cautionary Statement Regarding Forward-Looking Statements

This report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements include, without limitation, the Company's current beliefs, expectations, focus and/or plans about future events. In addition, we and our representatives may from time to time make written or oral forward-looking statements, including statements contained in filings with the Securities and Exchange Commission and in our reports to stockholders. These forward-looking statements are generally identified by the words or phrases “intend,” “may,” “could,” “should,” “expect,” “anticipate,” “plan,” “believe,” “seek,” “estimate,” “predict,” “project” or words of similar import. These forward-looking statements are based upon our current knowledge and assumptions about future events and involve risks and uncertainties that could cause our actual results, performance or achievements to be materially different from any anticipated results, prospects, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements are not guarantees of future performance. Many factors are beyond our ability to control or predict. You are accordingly cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date that we make them. We do not undertake to update any forward-looking statement that may be made from time to time by or on our behalf, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRESTAR CORPORATION

By:	/s/ Douglas Brandon
Douglas Brandon
General Counsel & Secretary

Date:  October 21, 2010